EXHIBIT 10.3

Principal Solar, Inc.
Nonstatutory Stock Option Grant Notice
(2013 Equity Incentive Plan)

Principal Solar, Inc. (the “Company”), pursuant to its 2013 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder a nonstatutory stock option to purchase the number of shares of the Company’s Common Stock set forth below.  This option is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement and the Plan, all of which are posted on the “financial links” tab of the Company’s intranet and incorporated herein in their entirety.  Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement.  If there is any conflict between the terms in this notice and the Plan, the terms of the Plan will control.

Optionholder Name:
Optionholder Employee Number:
Date of Grant:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Expiration Date:

Type of Grant:                  Nonstatutory Stock Option

Vesting Schedule:   [One-fourth (1/4th) of the shares vest one year after the Date of Grant; the balance of the shares vest monthly, subject to Optionholder’s Continuous Service as of each such date.]

Additional Terms/Acknowledgements:  Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan.  Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.  Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding this option award and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of (i) options previously granted and delivered to Optionholder, and (ii) the following agreements only:

Other Agreements:

Principal Solar, Inc.	Optionholder:
By: _____________________________	_______________________________
Signature	Signature
Title: ______________________________	Date:
Date: ______________________________